GRAPHIC:
                                          THE PREFERRED GROUP OF MUTUAL FUNDS(R)

                                   PROSPECTUS



                                NOVEMBER 1, 1997
                             AS REVISED MAY 15, 1998

                                                                      PROSPECTUS
                                                                NOVEMBER 1, 1997
                                                         AS REVISED MAY 15, 1998

THE PREFERRED GROUP OF MUTUAL FUNDS
1200 First Financial Plaza
411 Hamilton Boulevard
Peoria, Illinois 61602-1104
--------------------------------------------------------------------------------

The Preferred Group of Mutual Funds ("The Preferred Group") is an open-end, diversified series investment company offering eight portfolios ("Funds") with different investment objectives and strategies. Shares of the Funds are offered without a sales charge at net asset value.

PREFERRED GROWTH FUND seeks long-term capital appreciation. The Fund will invest primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies that are experiencing above-average earnings growth.

PREFERRED VALUE FUND seeks capital appreciation and current income. The Fund will invest primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

PREFERRED INTERNATIONAL FUND seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.

PREFERRED SMALL CAP FUND seeks long-term capital appreciation through investments in companies with small equity capitalizations.

PREFERRED ASSET ALLOCATION FUND seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

PREFERRED FIXED INCOME FUND seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND seeks high current income, consistent with preservation of capital, primarily through investment in U.S. Government Securities.

PREFERRED MONEY MARKET FUND seeks the maximum current income believed to be consistent with preser vation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed-income instruments.

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY
THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus concisely describes the information which investors should know before investing. Please read this Prospectus carefully and keep it for future reference.

A Statement of Additional Information dated November 1, 1997, as supplemented from time to time, is available free of charge by writing to The Preferred Group, P.O. Box 8320, Boston, MA 02266-8320 or by telephoning 1-800-662-4769.
The Statement, which contains more detailed information about The Preferred Group, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus.
--------------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               FOR MORE INFORMATION ABOUT THE PREFERRED GROUP CALL
                                 1-800-662-GROW.

                       TABLE OF CONTENTS




                                                     Page
                                               ----------
Schedule of Fund Expenses                               1
Financial Highlights                                    3
Investment Objectives and Policies                      7
     Preferred Growth Fund                              7
     Preferred Value Fund                               8
     Preferred International Fund                       8
     Preferred Small Cap Fund                           9
     Preferred Asset Allocation Fund                    9
     Preferred Fixed Income Fund                       11
     Preferred Short-Term
        Government Securities Fund                     12
     Preferred Money Market Fund                       13
General Policies and Risk Considerations               14
Performance Information                                19


                                                     Page
                                               ----------
OPENING YOUR ACCOUNT                                   21
How to Buy Shares                                      21
Exchanging and Redeeming Shares                        22
Important Information About
     Your Account                                      24
Additional Shareholder Services                        25
Determination of Net Asset
     Value and Pricing                                 26
Other Information                                      27
Distributions                                          27
Choosing a Distribution Option                         28
Taxes                                                  28
Statements and Reports                                 29
Management of The Preferred Group                      30
Description of The Preferred Group                     32
Appendix A                                             34
Appendix B                                             36


SCHEDULE OF FUND EXPENSES

                        SHAREHOLDER TRANSACTION EXPENSES
                                   (ALL FUNDS)

Maximum sales load imposed on purchases ............................        NONE
Maximum sales load imposed on reinvested dividends .................        NONE
Exchange fees ......................................................        NONE
Maximum contingent deferred sales charge ...........................        NONE
Redemption fees ....................................................        NONE

                         ANNUAL FUND OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                           GROWTH  VALUE  INTERNATIONAL  SMALL CAP
Management Fees ......................................      0.75%   0.75%         0.95%      0.75%
Other Expenses .......................................      0.09%   0.10%         0.30%      0.23%
Total Fund Operating Expenses ........................      0.84%   0.85%         1.25%      0.98%
                                                                            SHORT-TERM
                                                            ASSET   FIXED   GOVERNMENT
                                                       ALLOCATION  INCOME  SECURITIIES  MONEY MARKET
Management Fees ......................................      0.70%   0.50%        0.35%         0.30%
Other Expenses .......................................      0.29%   0.19%        0.28%         0.18%
Total Fund Operating Expenses ........................      0.99%   0.69%        0.63%         0.48%

The purpose of this table is to assist in understanding the various costs and expenses of The Preferred Group that are borne by shareholders. Management Fees for the Small Cap Fund reflect the termination of a voluntary undertaking by Caterpillar Investment Management Ltd. ("CIML") to waive a portion of its Management Fees for such Fund. Actual Management Fees and Total Fund Operating Expenses for the Small Cap Fund for the period ended June 30, 1997 were 0.65% and 0.88% of average net assets, respectively. Management Fees shown for the Fixed Income Fund have been restated to reflect a new management contract with respect to that Fund. For the year ended June 30, 1997, actual Management Fees and Total Fund Operating Expenses for the Fixed Income Fund were 0.55% and 0.74% of average net assets, respectively.

EXAMPLE: Your investment of $1,000 would incur the following expenses assuming 5% annual return and redemption at the end of each period:

FUND                                     1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------                               -----------------------------------------------
Growth                                     $9          27          47          104
Value                                       9          27          47          105
International                              13          40          69          151
Small Cap                                  10          31          54          120
Asset Allocation                           10          32          55          121
Fixed Income                                7          22          38           86
Short-Term Government Securities            6          20          35           79
Money Market                                5          15          27           60

NOTE: THE FIGURES SHOWN IN THE EXAMPLE ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

FINANCIAL HIGHLIGHTS

The table on the following pages presents financial highlights for The
Preferred Group, including certain performance information. This information has been audited and reported on by The Preferred Group's independent accountants, Price Waterhouse LLP, whose report appears in The Preferred Group's Annual Report, which is incorporated by reference in the Statement of Additional Information. The Preferred Group's Annual Report, which contains additional unaudited performance information, is available without charge upon request.

(SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
THE PERIOD)
                                 INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                 ----------------------------------------
                                                          Net                  Total Net
                        NET ASSET          Net          Realized                Income
                         VALUE,        Investment         and                 (Loss) from
                        BEGINNING        Income        Unrealized             Investment
                         OF YEAR         (Loss)        Gain (Loss)            Operations
 GROWTH
==========================================================================================
 Year Ended June 30,
 1993                    $10.00          $0.01               $2.42              $2.43
 1994                     12.42           0.01                0.03               0.04
 1995                     12.46           0.01                4.24               4.25
 1996                     16.63           0.00                2.44               2.44
 1997                     18.52           0.00                4.76               4.76

 VALUE
==========================================================================================
 Year Ended June 30,
 1993                     10.00           0.19                1.44               1.63
 1994                     11.52           0.19               (0.12)              0.07
 1995                     11.33           0.21                2.62               2.83
 1996                     13.82           0.20                3.13               3.33
 1997                     16.65           0.19                5.10               5.29

 INTERNATIONAL
==========================================================================================
 Year Ended June 30,
 1993                     10.00           0.15               (0.53)             (0.38)
 1994                      9.59           0.08                2.47               2.55
 1995                     12.02           0.18                0.60               0.78
 1996                     12.24           0.19                1.47               1.66
 1997                     13.72           0.33                2.67               3.00

                                                                DISTRIBUTIONS
                                                                -------------
                                       Distributions   Distributions
                         Distributions   in Excess       from Net         Distributions                      NET ASSET      TOTAL
                           from Net       of Net         Realized           in Excess                         VALUE,      RETURN AT
                          Investment    Investment       Gains on           of Realized       Total           END OF      NET ASSET
                            Income        Income        Investments            Gains      Distributions        YEAR        VALUE*

 GROWTH
===================================================================================================================================
 Year Ended June 30,
 1993                      $(0.01)           $  -         $  -            $  -             $(0.01)            $12.42        24.25%
 1994                            -              -            -               -                 -               12.46         0.34%
 1995                       (0.02)              -           (0.06)           -              (0.08)             16.63        34.21%
 1996                       (0.01)              -           (0.54)           -              (0.55)             18.52        14.96%
 1997                            -              -           (2.86)           -              (2.86)             20.42        28.57%

 VALUE
===================================================================================================================================
 Year Ended June 30,
 1993                       (0.11)              -            -               -              (0.11)             11.52        16.37%
 1994                       (0.16)              -           (0.10)           -              (0.26)             11.33         0.60%
 1995                       (0.20)              -           (0.14)           -              (0.34)             13.82        25.72%
 1996                       (0.21)              -           (0.29)           -              (0.50)             16.65        24.49%
 1997                       (0.20)              -           (0.58)      (0.02)              (0.80)             21.14        32.62%

 INTERNATIONAL
===================================================================================================================================
 Year Ended June 30,
 1993                       (0.03)              -            -               -              (0.03)              9.59       (3.77%)
 1994                       (0.07)              -           (0.05)           -              (0.12)             12.02        26.66%
 1995                       (0.13)              -           (0.26)      (0.17)              (0.56)             12.24         6.70%
 1996                       (0.17)              -           (0.01)           -              (0.18)             13.72        13.70%
 1997                       (0.35)              -           (0.25)           -              (0.60)             16.12        22.50%

                                                                RATIOS TO AVERAGE NET ASSETS
                                                                ----------------------------
                                                                       Operating
                                             Net                        Expenses       Net
                                           Assets,                       Before    Investment    Portfolio    Average
                                           End of             Operating Voluntary    Income       Turnover    Brokerage
                                            Year               Expenses  Waiver      (Loss)         Rate     Commissions+
 GROWTH
=========================================================================================================================
 Year Ended June 30,
 1993                                  $117,706,665             1.00%        -        0.07%        58.12%
 1994                                   171,467,064             0.91%        -        0.13%        51.56%
 1995                                   374,592,700             0.87%        -        0.13%        55.32%
 1996                                   411,688,146             0.86%        -       (0.16%)       75.24%       N/A
 1997                                   455,021,877             0.84%        -       (0.13%)       58.31%      $0.060

 VALUE
=========================================================================================================================
 Year Ended June 30,
 1993                                   121,511,090             0.96%        -        1.79%        17.77%
 1994                                   121,088,130             0.93%        -        1.64%        11.95%
 1995                                   212,678,363             0.89%        -        1.95%        29.02%
 1996                                   267,581,693             0.85%        -        1.23%        17.04%       N/A
 1997                                   373,673,368             0.85%        -        1.06%         7.23%       0.058

 INTERNATIONAL
=========================================================================================================================
 Year Ended June 30,
 1993                                    39,126,841             1.60%        -        1.83%        16.21%
 1994                                    94,933,414             1.38%        -        1.37%        27.78%
 1995                                   118,216,038             1.32%        -        1.65%        29.47%
 1996                                   157,627,409             1.31%        -        1.64%        19.61%       N/A
 1997                                   265,292,395             1.25%        -        2.66%        13.16%       0.030

*Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

+ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Small Cap is the only Fund required to disclose this information for the fiscal year ended June 30, 1996.

(SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
THE PERIOD)
                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                  ----------------------------------------
                                                            Net         Total Net
                           NET ASSET          Net         Realized       Income
                            VALUE,        Investment        and        (Loss) from
                           BEGINNING        Income       Unrealized    Investment
                            OF YEAR         (Loss)       Gain (Loss)   Operations
 SMALL CAP
===================================================================================
 Period Ended June 30, (Commenced investment operations on November 1, 1995)
 1996+                     $10.00          $0.05           $1.22             $1.27
 1997                       11.25           0.06            3.18              3.24
 ASSET ALLOCATION
===================================================================================
 Year Ended June 30,
 1993                       10.00           0.34            0.99              1.33
 1994                       10.90           0.30           (0.42)            (0.12)
 1995                       10.27           0.38            1.79              2.17
 1996                       11.97           0.40            1.72              2.12
 1997                       12.88           0.44            2.17              2.61
 FIXED INCOME
===================================================================================
 Year Ended June 30,
 1993                       10.00           0.51            0.71              1.22
 1994                       10.60           0.47           (0.50)            (0.03)
 1995                        9.80           0.58            0.50              1.08
 1996                       10.30           0.58           (0.16)             0.42
 1997                       10.09           0.64            0.19              0.83
 SHORT-TERM GOVERNMENT SECURITIES
===================================================================================
 Year Ended June 30,
 1993                       10.00           0.39            0.23              0.62
 1994                       10.08           0.37           (0.29)             0.08
 1995                        9.77           0.51            0.03              0.54
 1996                        9.80           0.53           (0.04)             0.49
 1997                        9.76           0.53            0.02              0.55
 MONEY MARKET
===================================================================================
 Year Ended June 30,
 1993                        1.00           0.03            -                 0.03
 1994                        1.00           0.03            -                 0.03
 1995                        1.00           0.05            -                 0.05
 1996                        1.00           0.05            -                 0.05
 1997                        1.00           0.05            -                 0.05
                                                                      DISTRIBUTIONS
                                                                      -------------
                                           Distributions  Distributions
                              Distributions  in Excess       from Net   Distributions               NET ASSET            TOTAL
                                from Net      of Net         Realized     in Excess                   VALUE,            RETURN AT
                               Investment   Investment       Gains on   of Realized     Total         END OF            NET ASSET
                                 Income       Income       Investments     Gains    Distributions      YEAR             VALUE***
 SMALL CAP
===================================================================================================================================
 Period Ended June 30, (Commenced investment operations on November 1, 1995)
 1996+                           $(0.02)          -          $  -         $  -         $(0.02)        $11.25             12.67%*+++
 1997                             (0.03)          -            (0.16)        -          (0.19)         14.30             29.00%*
 ASSET ALLOCATION
===================================================================================================================================
 Year Ended June 30,
 1993                             (0.34)          -            (0.09)        -          (0.43)         10.90             13.57%
 1994                             (0.30)          -            (0.21)        -          (0.51)         10.27             (1.28%)
 1995                             (0.38)          -            (0.09)        -          (0.47)         11.97             21.70%
 1996                             (0.40)          -            (0.81)        -          (1.21)         12.88             18.23%
 1997                             (0.44)          -            (0.53)        -          (0.97)         14.52             21.01%
 FIXED INCOME
===================================================================================================================================
 Year Ended June 30,
 1993                             (0.51)          -            (0.11)        -          (0.62)         10.60             12.59%
 1994                             (0.47)          -            (0.14)   (0.16)          (0.77)          9.80             (0.46%)
 1995                             (0.58)          -             -            -          (0.58)         10.30             11.48%
 1996                             (0.58)          -            (0.05)        -          (0.63)         10.09              4.12%
 1997                             (0.64)          -            (0.04)        -          (0.68)         10.24              8.39%
 SHORT-TERM GOVERNMENT SECURITIES
===================================================================================================================================
 Year Ended June 30,
 1993                             (0.39)          -            (0.15)        -          (0.54)         10.08              6.32%
 1994                             (0.37)          -             -       (0.02)          (0.39)          9.77              0.86%
 1995                             (0.51)          -             -            -          (0.51)          9.80              5.71%
 1996                             (0.53)          -             -            -          (0.53)          9.76              5.10%
 1997                             (0.53)          -             -            -          (0.53)          9.78              5.81%
 MONEY MARKET
===================================================================================================================================
 Year Ended June 30,
 1993                             (0.03)          -             -            -          (0.03)          1.00              2.71%*
 1994                             (0.03)          -             -            -          (0.03)          1.00              2.91%*
 1995                             (0.05)          -             -            -          (0.05)          1.00              5.27%*
 1996                             (0.05)          -             -            -          (0.05)          1.00              5.32%*
 1997                             (0.05)          -             -            -          (0.05)          1.00              5.14%
                                                                        RATIOS TO AVERAGE NET ASSETS
                                                                        ----------------------------
                                                                         Operating
                                                Net                       Expenses        Net
                                              Assets,                      Before     Investment      Portfolio          Average
                                              End of        Operating     Voluntary     Income        Turnover          Brokerage
                                               Year         Expenses       Waiver       (Loss)          Rate          Commissions++
 SMALL CAP
===================================================================================================================================
 Period Ended June 30, (Commenced investment operations on November 1, 1995)
 1996+                                     $45,692,712        0.88%**      1.23%**       0.75%**       65.70%+++         $0.047
 1997                                       84,877,805        0.88%        0.98%         0.66%        104.45%             0.048
 ASSET ALLOCATION
===================================================================================================================================
 Year Ended June 30,
 1993                                       48,420,381        1.27%            -         3.25%         34.10%
 1994                                       58,961,139        1.25%            -         2.76%         24.71%
 1995                                       77,745,018        1.11%            -         3.52%         18.27%
 1996                                       96,889,348        1.04%            -         3.21%         38.25%             N/A
 1997                                      128,884,756        0.99%            -         3.29%         27.73%             0.032
 FIXED INCOME
===================================================================================================================================
 Year Ended June 30,
 1993                                       35,889,454        1.05%            -         4.91%        316.06%
 1994                                       45,872,668        0.97%            -         4.53%        254.92%
 1995                                       57,911,899        0.95%            -         5.94%        330.55%
 1996                                      111,184,492        0.93%            -         5.65%        313.51%            N/A
 1997                                      140,158,482        0.74%            -         6.32%        105.98%            N/A
 SHORT-TERM GOVERNMENT SECURITIES
===================================================================================================================================
 Year Ended June 30,
 1993                                       27,027,485        0.78%            -         3.87%        268.36%
 1994                                       30,271,535        0.74%            -         3.75%        134.34%
 1995                                       32,121,171        0.71%            -         5.27%        256.44%
 1996                                       51,755,317        0.66%            -         5.37%         79.04%            N/A
 1997                                       54,807,409        0.63%            -         5.49%        183.73%            N/A
 MONEY MARKET
===================================================================================================================================
 Year Ended June 30,
 1993                                       18,146,496        0.80%        0.87%         2.67%        N/A
 1994                                       45,605,598        0.53%        0.68%         2.97%        N/A
 1995                                       79,585,753        0.39%        0.54%         5.24%        N/A
 1996                                       90,482,435        0.49%        0.54%         5.25%        N/A                N/A
 1997                                      109,682,146        0.48%           -          5.03%        N/A                N/A


*Total return for the Small Cap and Money Market Funds would have been lower if a portion of the fees had not been capped or waived by the manager.

**Annualized.

***Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

+ Eight-month period ended June 30, 1996.

++ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Small Cap is the only Fund required to disclose this information for the fiscal year ended June 30, 1996.

+++ Not annualized.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective and policies of each Fund are stated below. There is no assurance that any Fund will achieve its objective.

Each Fund (other than the Short Term Government Securities and Money Market Funds) may engage in a variety of transactions involving options and futures contracts and each Fund (other than the Short-Term Government Securities and Money Market Funds) may invest in securities traded principally in securities markets outside the United States. For more information about these and other investment strategies employed by the Funds, see "General Policies and Risk Considerations." Appendix A contains a description of the ratings of the bonds in which the Funds may invest.

Each Fund is managed by Caterpillar Investment Management Ltd. ("CIML"). CIML is responsible for, among other things, providing a continuing investment program for the Funds in accordance with the investment objectives and policies of each Fund. In order to assist it in carrying out its responsibility, CIML has retained various subadvisers to render advisory services to the Funds under the supervision of CIML and The Preferred Group's Board of Trustees. For further information about CIML and the various subadvisers, see "Management of The Preferred Group."

PREFERRED GROWTH FUND
Subadviser: Jennison Associates LLC ("Jennison")

Portfolio Manager: Robert B. Corman, CFA,CPA

Title: Director/Senior Vice President, Jennison Associates LLC

Last Five Years Experience: Portfolio Manager/Research Analyst at Jennison Associates. Bob assumed management of the Preferred Growth Fund in January 1998.

Education: B.A. - University of Wisconsin; MBA - University of Chicago; Chartered Financial Analyst; Certified Public Accountant

The investment objective of the Growth Fund is long-term capital appreciation.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities believed by Jennison to offer the potential for capital appreciation, including stocks of companies that are experiencing above-average earnings growth. When selecting securities for the Fund's portfolio, Jennison will consider a variety of factors, including a company's earnings, historical and expected sales growth, return on assets and equity, financial condition, strength and experience of its management group, research and development practices and marketing strength and capability. The Fund may also invest in other securities, including obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, corporate bonds or short-term debt obligations.

A portion of the Fund's assets may be invested in securities of companies with relatively low equity market capitalizations. These may include securities traded over-the-counter and securities of companies with limited operating histories. Such companies may have more restricted product lines or more limited financial resources than larger, more established companies. For these and other reasons, they may be more severely affected by economic downturns or other adverse developments than are larger, more established companies. Securities of such companies often trade less frequently and in more limited volume, and may be subject to more upside or downside risk than securities of larger, more established companies.

PREFERRED VALUE FUND

Subadviser: Oppenheimer Capital ("Oppenheimer")

Portfolio Manager: John G. Lindenthal

Title: Managing Director, Oppenheimer

Last Five Years Experience: Portfolio Manager at Oppenheimer. John has managed the Value Fund since its inception on July 1, 1992.

Education: B.S., MBA - University of Santa Clara


The Value Fund seeks capital appreciation and current income.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities that Oppenheimer believes are undervalued and that offer above-average potential for capital appreciation. Equity securities include common stocks, preferred stocks and securities convertible into common stocks ("convertible securities"). In selecting securities, Oppenheimer analyzes companies that have high return on equity and assets, large undedicated cash flows, significant prospects for dividend growth and reasonable prices in relation to book value. The key considerations in evaluating a security are financial strength of the balance sheet, industrial position, current and future profitability, effectiveness of management and attractive valuation. The Fund may also invest in other securities, including obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, corporate bonds or short-term debt obligations.



PREFERRED INTERNATIONAL FUND

Subadviser: Mercator Asset Management, L.P.

Portfolio Manager: Peter F. Spano, CFA

Title: President, PXS Corp.
       General Partner

Last Five Years Experience: Portfolio Manager at Mercator. Pete has managed the International Fund since its inception on July 1, 1992.

Education: BBA - St. John's University; MBA - Baruch College (City University of New York); Chartered Financial Analyst

The investment objective of the International Fund is long-term capital appreciation.

The International Fund will invest primarily in equity securities traded principally on markets outside the United States, including emerging markets, that Mercator believes are undervalued and offer above-average potential for capital appreciation. Under normal market conditions, at least 65% of the International Fund's total assets will be invested in at least three different countries, not including the United States. The Fund may also purchase corporate bonds and government bonds, including any such securities traded principally in domestic markets. The International Fund may also invest in bankers' acceptances or negotiable bank certificates of deposit issued by United States or foreign banks having outstanding debt rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or, if not so rated, of equivalent quality as determined by Mercator; prime commercial paper issued by companies having an outstanding debt issue rated at least A by Moody's or S&P or rated at least Prime-2 or better by Moody's or A-2 or better by S&P or, if not rated, of comparable quality as determined by Mercator; and high-grade short-term corporate obligations rated at least A by Moody's or S&P.

The securities markets of many nations can be expected to move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on the securities markets of other countries. By investing in a foreign portfolio, the International Fund seeks to reduce the risks associated with investing in the economy of only one country. However, investments in foreign securities involve certain risks. See "General Policies and Risk Considerations -- Risk Factors of Foreign Investments."


PREFERRED SMALL CAP FUND

Portfolio Manager: Todd M. Sheridan, CFA

Title: Senior Portfolio Manager, CIML

Last Five Years Experience: Portfolio Manager at CIML since October, 1992. Todd has been involved in the management of the Small Cap Fund since its inception on November 1, 1995.

Education: B.S. - University of Illinois; Chartered Financial Analyst

The Small Cap Fund seeks long-term capital appreciation through investments in companies with small equity capitalizations.

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock and other equity securities of small-capitalization issuers (generally defined as companies with equity capitalizations of less than $1 billion). In selecting securities for the Fund, CIML seeks out small-capitalization companies according to a variety of factors, including a company's earnings, price/cash flow ratio, market price to book value, earnings/price ratio and various technical analyses. The Fund may also invest in other securities, including equity securities of large-capitalization issuers, obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, and corporate bonds or short-term debt obligations rated at the time of purchase at least A or Prime-2, respectively, by Moody's or A or A-2, respectively, by S&P or, if not so rated, of equivalent quality as determined by CIML.

Securities of small-capitalization companies may include securities traded over-the-counter and securities of companies with limited operating histories. Such companies may have more restricted product lines or more limited financial resources than larger, more established companies. For these and other reasons, they may be more severely affected by economic downturns or other adverse developments than are larger, more established companies. Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater volatility, than securities of larger, more established companies.


PREFERRED ASSET ALLOCATION FUND

Subadvisers: Mellon Capital Management Corporation ("Mellon") and PanAgora Asset Management, Inc. ("PanAgora")

Portfolio Manager: Thomas B. Hazuka

Title: Chief Investment Officer, Mellon

Last Five Years Experience: Portfolio Manager at Mellon. Tom has been involved in the management of the Asset Allocation Fund since its inception on July 1, 1992.

Education: B.S. - Stevens Institute of Technology; MBA - University of Connecticut; Ph.D. - Stanford University

Portfolio Manager: Edgar E. Peters

Title: Director of Asset Allocation and Chief Investment Strategist, PanAgora

Last Five Years Experience: Portfolio Manager at PanAgora. Ed has been involved in the management of the Asset Allocation Fund since its inception on July 1, 1992.

Education:  B.S. - Montclair State College; MBA - Rutgers University

The Asset Allocation Fund seeks both capital appreciation and current income. The Fund allocates its assets among stocks, bonds and money market instruments. At the date of this Prospectus, Mellon and PanAgora each manage approximately one-half of the Fund's assets (although these proportions may change due to differential performance), and it is currently expected that all amounts received by the Fund for sales of its shares and all amounts paid by the Fund for redemptions of Fund shares will be split evenly between Mellon and PanAgora. The portion of the Fund's assets invested in stocks, bonds and money market instruments will vary from time to time in light of changes in interest rates and other economic factors. The Fund expects, however, that in the near term it will invest a substantial portion of its assets in each asset class, although the Fund may invest without limit in each asset class.

HOW MELLON MANAGES THE FUND. Mellon allocates the Fund's assets among stocks, bonds and money market instruments based on the expected returns on each of these three asset classes, the risks of each of the asset classes and the correlations among the asset classes. The common stocks in which the Fund may invest are those that from time to time comprise the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The bonds in which the Fund may invest will be limited to long-term U.S. Treasury Bonds. The money market instruments in which the Fund may invest will be limited to short-term investments (i) rated at the time of purchase Prime-1 as determined by Moody's or A-1 as determined by S&P, (ii) unrated securities that Mellon determines to be of comparable quality, and (iii) repurchase agreements with respect to U.S. Government securities. Mellon may also achieve a substantial portion of the Fund's exposure to the stock and bond markets through the use of financial futures and related options. For instance, Mellon may increase the Fund's exposure to stocks by taking long positions in Standard & Poor's 500 Stock Index futures contracts. Similarly, Mellon may increase the Fund's exposure to bonds by taking long positions in futures contracts on U.S. Treasury bonds. The Fund may also engage in a variety of strategies, including the use of futures contracts and related options and investments in asset-backed securities. See "General Policies and Risk Considerations" for more information about these strategies.


HOW PANAGORA MANAGES THE FUND. PanAgora uses a proprietary asset allocation discipline that provides percentage guidelines (the "Guidelines") indicating the mix of holdings among stocks, bonds and money market instruments that may be appropriate at any given time. The Guidelines are established by comparing the expected performance with the current performance for each investment class. The expected performance for each investment class is the performance that PanAgora would ordinarily expect to obtain over a ten-year period from investments in that class, based upon its empirical analysis of the long-term performance of stocks, bonds and money market instruments. The current performance for each investment class is the actual performance for that class during a current period with reference to the following: stocks -- the S&P 500; bonds -- the Shearson Lehman Long Treasury Index; and money market instruments -- the 3-month and 1-year Treasury bills. Leading economic and capital market indicators are also integrated into the process of establishing Guidelines. PanAgora may achieve a substantial portion of the Fund's exposure to the stock and bond markets through the use of financial futures and related options, as described in the preceding paragraph.

In selecting stocks for the Fund, PanAgora will generally purchase a substantial percentage of the stocks comprising the S&P 500 and gives important consideration to diversification and trading liquidity. PanAgora attempts to select stocks which, as a portfolio, have similar investment characteristics, such as industry representation, dividend yield and capitalization, and which have investment performance similar to the stocks comprising the S&P 500. In selecting stocks, PanAgora also gives consideration to the value and growth potential of individual stocks.

With respect to bonds, the Fund invests in highly liquid securities issued by the U.S. Government. All such securities are included in the Lehman Brothers Long Treasury Bond Index. PanAgora generally selects fixed income securities for the Fund to match the Lehman Index in maturity, quality, sector and coupon characteristics. Typically, the average maturity of fixed income securities selected is approximately 10 years, although the Fund may invest in longer or shorter maturities when, in the opinion of PanAgora, investment opportunities warrant.

With respect to money market instruments, the Fund invests in U.S. Government obligations, bank certificates of deposit and time deposits, bankers' acceptances, prime commercial paper, high-grade, short-term corporate obligations and repurchase agreements with respect to these instruments.

PREFERRED FIXED INCOME FUND

Subadviser: J.P. Morgan Investment Management Inc. ("Morgan")

Portfolio Manager: Paul L. Zemsky, CFA

Title: Managing Director, Morgan

Last Five Years Experience: Portfolio Manager at Morgan. Paul has been involved in the management of the Fixed Income Fund since January 1, 1994.

Education: B.S.E.E. - University of Pennsylvania

The investment objective of the Fixed Income Fund is a high level of current income consistent with investment in a diversified portfolio of debt securities. Morgan will pursue the Fund's objective by investing the Fund's assets primarily in publicly traded domestic debt securities (e.g., U.S. Treasury and agency obligations, mortgage-backed securities and corporate debt securities), as supplemented by investment in other fixed income markets (e.g., corporate private placements, directly-placed mortgage obligations and foreign currency denominated bonds) to increase the potential for higher returns with reduced volatility. Morgan does not seek to achieve the Fund's objective in each portfolio security, but endeavors to manage the portfolio as a whole in such a way as to achieve its objective. Under normal market conditions, at least 65% of the Fund's total assets will be invested in fixed income securities. Pending investment and reinvestment in debt securities and for temporary defensive purposes, Morgan may invest the Fund's assets in money market instruments. Allocations are made among a wide array of market sectors, such as U.S. Treasury and agency obligations, corporate securities, mortgages and mortgage-backed securities, private placement securities and non-U.S. dollar denominated securities, based on the relative attractiveness of such sectors. Following these sector allocations, Morgan will purchase those securities deemed attractively valued in the desired sectors. The Fund may invest in any fixed income security, including preferred stocks.

Under normal market conditions, Morgan will manage the Fund's portfolio subject to the following investment guidelines:

1. Minimum average dollar-weighted credit quality of the portfolio (excluding short-term investments): A by either Moody's or S&P. For purposes of calculating this average credit requirement, instruments that are not rated will be assigned a rating by Morgan.

2. Minimum credit quality for short-term investments at the time of purchase:
Prime-1 by Moody's or A-1 by S&P.

It is expected that the Fund's portfolio will generally have a duration of no less than three years and no more than seven years (excluding short-term investments). The duration of a fixed income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Fund may invest in any security which is rated, at the time of purchase, at least Baa as determined by Moody's or BBB as determined by S&P, or in any unrated security that Morgan determines to be of comparable quality and, in addition, may invest up to 5% of its total assets in any security which is rated, at the time of purchase, below Baa as determined by Moody's or BBB as determined by S&P, or in any unrated security that Morgan determines to be of comparable quality. Securities rated lower than A by either Moody's or S&P have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities. In the event that the rating of any security held by the Fund falls below its rating at the time of purchase, the Fund will not be obligated to dispose of such security, and may continue to hold the obligation if, in the opinion of Morgan, such investment is considered appropriate in the circumstance. The values of debt securities change as interest rates fluctuate. Investments in lower-quality fixed income securities generally provide greater income than investments in higher-rated securities, but are subject to greater market fluctuations and risks of loss of income and principal than higher-rated securities. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

The Fund's debt securities may include corporate or U.S. Government zero-coupon securities of any maturity, securities such as Government National Mortgage Association ("Ginnie Mae") certificates which represent ownership interests in mortgage pools and securities backed by commercial mortgages, including mortgages on a single property. For additional information about these securities, see "General Policies and Risk Considerations -- Mortgage-Backed Securities, Asset-Backed Securities and Zero-Coupon Securities."


PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

Portfolio Manager:  Robert H. Schumacher

Title:  Senior Portfolio Manager, CIML

Last Five Years Experience: Rob has been employed by CIML since January 1998. Prior to joining CIML, he was Vice President at Arbor Research and Trading (April 1997 - January 1998) and Senior Vice President (July 1990 - February
1997), Chief Fixed Income Strategist (January 1994 - February 1997) and Senior Portfolio Manager (July 1990 - January 1994) for Zurich-Kemper Investments. Rob has been involved in the management of the Short-Term Government Securities Fund since April, 1998.

Education: B.A. - DePauw University; Master of Management - Northwestern University

The investment objective of the Short-Term Government Securities Fund is high current income, consistent with preservation of capital.

As of the date of this Prospectus, it is expected that a new subadvisory agreement between CIML and Morgan will be submitted for approval of the shareholders of the Short-Term Government Securities Fund. If the new subadvisory agreement is not approved by shareholders, CIML will continue to manage the Fund without any subadviser. Todd M. Sheridan, who previously had primary responsibility for the day-to-day management of the Fund from January 1, 1993, through June 28, 1995, will serve as portfolio manager of the Fund, and this Prospectus will be supplemented.

The Fund will invest primarily in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Certain of these "U.S. Government Securities," such as U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by Ginnie Mae and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations or by the right of the issuer to borrow from the U.S. Treasury. The U.S. Treasury is under no legal obligation, however, to purchase securities or to make loans. Still other U.S. Government Securities are supported only by the credit of the agency, authority or instrumentality itself. Agencies or instrumentalities whose obligations are not backed by the full faith and credit of the U.S. Government include, among others, the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Banks, the Tennessee Valley Authority, the Bank for Cooperatives and the Federal Home Loan Mortgage Corporation. A significant portion of the Fund's portfolio may consist of Ginnie Mae mortgage-backed certificates ("Ginnie Mae Certificates") and other U.S. Government Securities representing ownership interests in mortgage pools. Under normal market conditions, not less than 65% of the Fund's total assets will be invested in U.S. Government Securities and related repurchase agreements. In order to reduce risk, the Fund will maintain an average dollar-weighted portfolio maturity of not more than three years and will typically purchase securities with remaining maturities of less than five years.

U.S. Government Securities do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

The Fund's debt securities may include U.S. Government zero-coupon securities of any maturity and securities such as Ginnie Mae Certificates which represent ownership interests in mortgage pools. For additional information about these securities, see "General Policies and Risk Considerations -- Mortgage-Backed Securities, Asset-Backed Securities and Zero-Coupon Securities."


PREFERRED MONEY MARKET FUND

Subadviser: J.P. Morgan Investment Management Inc.

Portfolio Manager: Robert (Skip) R. Johnson

Title: Vice President, Morgan

Last Five Years Experience: Portfolio Manager at Morgan. Skip has been involved with the management of the Money Market Fund since its inception on July 1, 1992.

Education:  B.A. - Dartmouth College

The Money Market Fund seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of U.S. dollar-denominated short-term, fixed income instruments which include:

      o short-term U.S. Government Securities;
      o certificates of deposit and bankers' acceptances;
      o prime commercial paper;
      o high-quality, short-term corporate obligations; and
      o repurchase agreements with respect to U.S. Government Securities.

All of the Fund's investments will, at the time of investment, have remaining maturities of 397 days or less. The average dollar-weighted maturity of the Fund's portfolio will be 90 days or less. The Fund's investments are limited to those which, in accordance with standards established by The Preferred Group's Trustees, are believed to present minimal credit risk.

The Money Market Fund may invest up to 100% of its total assets in bank obligations.

For more information about the securities in which the Fund may invest, see "General Policies and Risk Considerations -- Money Market Instruments."

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds that invest in lower-rated securities and securities of longer maturities. Unlike investments which pay a fixed yield for a stated period of time, money market fund yields fluctuate.

GENERAL POLICIES AND RISK CONSIDERATIONS

PORTFOLIO TURNOVER. Portfolio turnover is not a limiting factor with respect to investment decisions. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities, which will be borne directly by the Funds. These transactions may also result in the realization of taxable capital gains. Portfolio turnover rates for the life of the Funds are shown in the section "Financial Highlights."

MONEY MARKET INSTRUMENTS. The money market instruments in which the Money Market Fund may invest include:

          (1)  short-term U.S. Government Securities;
          (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two major rating agencies, or, if rated by only one major agency, in such agency's two highest grades, or unrated but determined to be comparable by the subadviser to the Fund pursuant to procedures approved by The Preferred Group's Trustees. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. The Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankeedollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");
          (3) commercial paper rated in the two highest rating categories by at least two major rating agencies, or, if rated by only one major agency, in such agency's two highest grades, or if not rated, of comparable quality as determined by the subadviser to the Fund pursuant to procedures approved by The Preferred Group's Trustees;

          (4) corporate obligations with an initial maturity in excess of 397 days but a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two major rating agencies, or, if rated by only one major agency, in such agency's highest grade; and
          (5) repurchase agreements with domestic commercial banks or registered broker-dealers. See "Repurchase Agreements."

For temporary defensive purposes, each of the other Funds may also invest all or a portion of its assets in the foregoing kinds of money market instruments, although determinations of the quality of unrated securities may be made by each Fund's subadviser.

Federal law limits the percentage of the Money Market Fund's assets that may be invested in instruments that are not rated in the highest rating category (or that are unrated but determined to be of comparable quality).

OPTIONS AND FUTURES TRANSACTIONS; FOREIGN CURRENCY TRANSACTIONS. Each
Fund (except the Short-Term Government Securities Fund and the Money Market
Fund) may engage in a variety of transactions involving options and futures contracts, which are commonly known as "derivative securities," for hedging, for dividend accruals and portfolio allocation purposes and not for speculation, as follows:

To increase current return, the Fixed Income Fund may write covered call and covered put options on any security that they are eligible to purchase. For hedging purposes, it may (1) purchase call options on securities it expects to acquire, and put options on securities it holds, and (2) purchase and sell futures contracts on U.S. Government Securities and purchase and write options on such futures contracts.

The Growth, Value, International, Small Cap and Asset Allocation Funds may each: (1) purchase call and put options, and purchase warrants, on securities that they are eligible to purchase; (2) write covered call and covered put options on such securities; and (3) buy and sell stock index options, stock index futures contracts and options on stock index futures contracts. In addition, the Asset Allocation Fund may purchase and sell futures contracts on U.S. Government Securities and purchase and write options on such futures contracts.

In order to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions, each of the Funds (other than the Short-Term Government Securities and Money Market Funds) may buy or sell foreign currencies or may deal in forward foreign currency contracts; that is, agree to buy or sell a specified currency at a specified price and future date. These Funds may also invest in currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates for a particular currency will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in that currency the Fund intends to purchase. These futures contracts and related options will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by the Funds will be covered. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. Each of the Growth, Value, Small Cap, Asset Allocation and Fixed Income Funds will invest no more than 5% of its assets in foreign currencies, foreign currency forward contracts or foreign currency futures contracts and options on such futures contracts.

Although hedging strategies are intended to reduce fluctuations in a Fund's net asset value, each Fund (other than the Money Market Fund) nonetheless anticipates that its net asset value will fluctuate to some degree. No Fund will engage in options and futures transactions for leveraging purposes.

Appendix B and the Statement of Additional Information contain more information about options and futures contracts and related risks.

RISK FACTORS OF FOREIGN INVESTMENTS. The Money Market Fund may invest all or any portion of its assets in Yankeedollar and Eurodollar obligations and in dollar-denominated commercial paper of foreign issuers. The Growth, Value, Small Cap, Asset Allocation and Fixed Income Funds each may invest without limit in securities of foreign issuers which are traded in domestic securities markets and may invest up to 10% of their respective total assets in securities traded principally in securities markets outside the United States. (Eurodollar certificates of deposit are excluded for purposes of these limitations.)

These investments, as well as investments of the International Fund in securities of foreign issuers or securities principally traded overseas, may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, and certain foreign securities markets may be subject to less governmental supervision than in the United States. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.

The International Fund may also invest in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

A Fund's investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a "regulated investment company" for federal tax purposes.

LOANS OF PORTFOLIO SECURITIES. Each Fund (except the Money Market Fund) may lend its portfolio securities to broker-dealers under contracts calling for collateral in cash, U.S. Government Securities or other high-quality debt securities equal to at least the market value of the securities loaned. Each Fund will continue to benefit from interest on the securities loaned and will also receive either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government Securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail financially.

SHORT SALES. Each Fund (except the Money Market Fund) may from time to time make short sales involving securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Short-Term Government Securities Fund may purchase U.S. Government Securities on a when-issued basis, and may purchase or sell such securities for delayed delivery. All Funds except the Money Market Fund may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time ("forward commitments"). Each of these Funds may also enter into forward commitments to sell securities. Each Fund may simultaneously be obligated with respect to forward commitment purchase and sale contracts and may sell a portfolio security or enter into a forward commitment sale contract (a "dollar-roll transaction") that is coupled with an agreement by the Fund (including a forward commitment) to repurchase a similar, but not identical, security at a later date. When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. No income accrues to the purchaser of such securities prior to delivery.

REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with banks and broker-dealers, which are agreements by which a Fund acquires a security (usually an obligation of the U.S. Government) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Fund to expenses, delays and risks of loss.

MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND ZERO-COUPON
SECURITIES. Each of the Funds may invest in mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. As a result of these principal prepayment features, mortgage-backed securities that are U.S. Government Securities are generally more volatile investments than other U.S. Government Securities. Also, although the values of mortgage-backed securities generally fall when interest rates rise, their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature.

CMOs, which are commonly known as "derivatives," are securities backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

Commercial mortgage-related securities are generally structured similarly to pass-through securities or to CMOs, although other structures are possible. They may pay fixed or adjustable rates of interest. Commercial mortgage-related securities have been issued in public or private transactions by a variety of public and private issuers. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-related securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited, and asset-backed securities are subject to prepayment risks similar to those described above for mortgage-backed securities.

The Fixed Income and Short-Term Government Securities Funds may also invest in "zero-coupon" U.S. Government Securities (which are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security) or in certificates representing undivided interests in "stripped" U.S. Government Securities and coupons ("IO/PO Strips"). See "Taxes" for a discussion of the tax consequences of zero-coupon securities. IO/PO Strips are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. Zero-coupon securities and IO/PO Strips tend to be more volatile than other types of U.S. Government Securities. Mortgage-backed IO Strips involve the additional risk of loss of the entire value of the investment if the underlying mortgages are prepaid. IO/PO Strips that are U.S. Government Securities backed by fixed-rate mortgages may be considered liquid securities if so determined by the relevant subadviser pursuant to procedures approved by The Preferred Group's Trustees. All other IO/PO Strips will be considered illiquid. To the extent either Fund invests in IO/PO Strips that are "stripped" by private entities, such securities will not be considered to be U.S. Government Securities.

Zero-coupon securities may be issued by the U.S. Treasury or by a U.S. Government agency, authority or instrumentality (such as the Student Loan Marketing Association or the Resolution Funding Corporation). A Fund is required to accrue and distribute income from zero-coupon securities on a current basis, even though it does not receive that income currently in cash. Thus the Fund may have to sell other investments to obtain cash needed to make income distributions.

ILLIQUID SECURITIES. Each Fund (other than the Money Market Fund) may purchase "illiquid securities," which include securities whose disposition is restricted by the securities laws, so long as no more than a fixed percentage of that Fund's net assets (determined by the SEC to be 15% as of the date of this Prospectus) would be invested in such illiquid securities after giving effect to the purchase. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when CIML or the relevant subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were not subject to restrictions on disposition. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. The Money Market Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities at present are considered to include repurchase agreements maturing in more than seven days, certain IO/PO Strips, over-the-counter options and assets used to "cover" over-the-counter options written by a Fund (to the extent described under "Options and Futures Transactions -- OTC Options" in the Statement of Additional Information).

LIMITING INVESTMENT RISK. Specific investment restrictions help the Funds limit investment risks for their shareholders. These restrictions prohibit:
     o each Fund from investing more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities and repurchase agreements relating thereto), although up to 25% of the total assets of each Fund may be invested without regard to this restriction;*
     o each Fund from investing 25% or more of its total assets in the securities of any one industry, except that the Money Market Fund may invest up to 100% of its assets in certificates of deposit and bankers' acceptances issued by domestic banks (obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign country; issuers of U.S. Government Securities and repurchase agreements relating thereto do not constitute an "industry");* and
     o each Fund from investing more than 5% of its total assets in securities of any issuers if the issuers (or the parties responsible for payment in the case of debt securities), together with any predecessors, have been in operation for less than three years (except CMOs, asset-backed securities, U.S. Government Securities and repurchase agreements relating thereto).

"FUNDAMENTAL" POLICIES. Restrictions marked with an asterisk (*) above are summaries of fundamental policies and therefore may only be changed with the approval of shareholders. See the Statement of Additional Information for the full text of these policies and the Funds' other fundamental policies. Except for any policy explicitly identified as "fundamental," the investment objective and policies of each Fund described in this Prospectus may be changed without shareholder approval. Except as otherwise noted, all percentage investment limitations will be measured at the time a security is purchased and will not be considered violated unless an excess or deficiency exists immediately after and as a result of such purchase. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

PERFORMANCE INFORMATION

From time to time The Preferred Group may make available certain information about the performance of some or all of the Funds. Information about a Fund's performance is based on that Fund's record to a recent date and is not intended to indicate future performance.

All Funds may include Total Return data in advertisements or other written material. Total Return for the one, three and five-year periods and for the life of a Fund, each through the most recent calendar quarter, represents the average annual compounded rate of return on an investment of $1,000 in the Fund.

Each of the Asset Allocation, Fixed Income and Short-Term Government Securities Funds may advertise its Yield, accompanied by its Total Return. A Fund's Yield will be computed by dividing the net investment income per share earned during a recent one-month period by the net asset value per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period.

The Money Market Fund may advertise its Yield and Effective Yield. The Money Market Fund's Yield is based upon the income earned by the Fund over a seven-day period and then annualized (i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment). Effective Yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested in Fund shares and thus compounded over the course of a 52-week period. Methods used to calculate advertised yields are standardized for money market funds.

The Preferred Group may also include in its advertising and sales materials editorial comments and performance rankings published by 1) recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., Morningstar, Inc. or IBC's Money Fund Report, and 2) publications of general interest, such as Money, Forbes or Business Week magazines. Performance information may be quoted numerically or may be presented in a graph, table or other illustration. The Preferred Group may also compare the performance of a Fund to that of well-known market indicators.

--------------------------------------------------------------------------------
                              OPENING YOUR ACCOUNT
--------------------------------------------------------------------------------

To open a new account, simply complete and return the New Account Registration Form included with this Prospectus and mail with your check or money order. We must have your correct Social Security or corporate tax identification number and your signature. In order to open an account, you must meet the minimum investment requirements described below. A completed and signed application is required for each new account you open. Redemptions will not be permitted until your completed application is on file. Purchase orders received by The Preferred Group by 4:00 p.m. (Eastern time) on any regular business day will be processed at that day's net asset value. (See "Determination of Net Asset Value and Pricing.") There are no sales commissions or 12b-1 fees. All shareholders will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of shares, including the total number of shares owned as of the confirmation date. If you have questions about the Funds, or require additional assistance with the New Account Registration Form, please call Investor Services at 1-800-662-GROW (1-800-662-4769).

HOW TO BUY SHARES

You can purchase shares of any Fund by using one of the four methods described below.

-----------------------------------------------------------------------------------
METHOD      INITIAL INVESTMENT MINIMUM               ADDITIONAL INVESTMENTS MINIMUM
-----------------------------------------------------------------------------------
BY MAIL     $1,000--Regular Account                  $50 for All Accounts
            $  250--IRAs & Uniform
                    Gifts/Transfers to Minors
                    Accounts
            $  150--Quarterly Systematic Savings
                    Plan
            $   50--Monthly Systematic
                    Savings Plan

For new accounts, please mail us your New Account Registration Form and check in the return envelope provided. For additional investments, please mail us your check, write your account number on your check, use the remittance form attached to your confirmation statement, and mail in the return envelope provided. All checks should be made payable to "The Preferred Group (name of Fund)." Third party checks will not be accepted. All purchase requests should be mailed to one of the following addresses:

           Regular Mail:             Registered, Express or Certified Mail:
           The Preferred Group       The Preferred Group
           P.O. Box 8320             2 Heritage Drive
           Boston, MA 02266-8320     N. Quincy, MA 02171

Shares of each Fund of The Preferred Group are continuously offered to the public each day the New York Stock Exchange is open.

FOR ALL CHOICES BELOW, PLEASE CALL 1-800-662-GROW
------------------------------------------------------------------------------------------------------
METHOD                     INITIAL INVESTMENT MINIMUM                   ADDITIONAL INVESTMENTS MINIMUM
------------------------------------------------------------------------------------------------------
BY EXCHANGE                $1,000                                       $50
(from another Fund)
The new account will have the same registration as the account from which you are exchanging. For more information about exchanges, see "Exchanging and
Redeeming Shares."
------------------------------------------------------------------------------------------------------
METHOD                     INITIAL INVESTMENT MINIMUM                   ADDITIONAL INVESTMENTS MINIMUM
------------------------------------------------------------------------------------------------------
BY WIRE                    $1,000                                       $1,000
Federal funds should be wired to: State Street Bank & Trust Company, Custody and Shareholder Services Division, Boston, MA 02110, ABA No. 011000028, DDA:
9904-636-9, The Preferred Group, your name and your Fund/Account Number.
------------------------------------------------------------------------------------------------------
METHOD                     INITIAL INVESTMENT MINIMUM                   ADDITIONAL INVESTMENTS MINIMUM
------------------------------------------------------------------------------------------------------
BY MONEY                   Not Available                                $50
EXPRESS
(Electronic Funds
  Transfer Option)

You must authorize this service on your account application. The maximum transfer amount is $50,000.

EXCHANGING AND REDEEMING SHARES

Shares may be exchanged or redeemed on the basis of their respective net asset values beginning 10 days after purchase on any day the New York Stock Exchange is open. There are currently no exchange or redemption fees or charges. You may redeem all or a portion of your shares. Please note that an exchange is treated as a redemption and a subsequent purchase. Therefore, you could realize a taxable gain or loss on your transaction. The Preferred Group reserves the right to modify or terminate the exchange privilege at any time. Except as otherwise permitted by SEC regulations, The Preferred Group will give 60 days' advance written notice to shareholders of any termination or material modification of the exchange privilege. The Preferred Group's exchange service is not intended to encourage shareholder speculation on short-term movements in the market. Each Fund reserves the right to restrict exchanges to one purchase and redemption of shares in the same Fund during any 120-day period. The exchange privilege may not be exercised for shares of any Fund which are not qualified or exempt under the securities laws of the state in which the shareholder resides.

HOW TO REDEEM OR EXCHANGE SHARES
--------------------------------------------------------------------------------
METHOD            INSTRUCTIONS
--------------------------------------------------------------------------------

BY MAIL To redeem or exchange shares in writing, send an instruction letter signed by all registered owners, including fiduciary titles, specifying the name on the account and the account number, the Fund name and the number of shares or dollar amount you want to exchange or redeem. For exchanges, mail to the attention of the Fund you are exchanging from and specify the Fund you are exchanging to. We require the signature of all owners exactly as registered. For redemptions over $50,000 we require a signature guarantee.

                   Regular Mail Address:  Express, Registered or Certified Mail:
                   The Preferred Group    The Preferred Group
                   P.O.  Box 8320         2 Heritage Drive
                   Boston, MA 02266-8320  N. Quincy, MA 02171

                  CORPORATIONS, PARTNERSHIPS OR ASSOCIATIONS. The letter of instruction must be accompanied by a resolution. The letter must be signed by at least one individual authorized by resolution to act on the account. The resolution must include a signature guarantee.

                  TRUSTS. The letter of instruction must be signed by the Trustee(s) with a signature guarantee.

                  NOTE: If you want to keep your account open, please maintain a balance of at least $1,000. If you have questions, please call Investor Services at 1-800-662-GROW.

--------------------------------------------------------------------------------
FOR ALL OPTIONS BELOW, CALL INVESTOR SERVICES AT 1-800-662-GROW
--------------------------------------------------------------------------------
BY PHONE          If you have authorized Preferred Tele-Services on your
                  account application, exchanges or redemptions can be made
                  between 8:00 a.m. (Eastern time) and the close of regular
                  trading on the New York Stock Exchange (generally 4:00 p.m.
                  (Eastern time)). Redemption proceeds can be mailed, wired to your bank or sent by electronic funds transfer. The Preferred
                  Group's bank charges a $10.00 fee for wire redemptions,
                  minimum $100, subject to change without notice. Your bank may also charge you for receiving wires.
--------------------------------------------------------------------------------
BY CHECK          If you have authorized the check writing feature on your
                  account application, you may redeem shares in your account provided that the appropriate signatures are on your check.
                  The minimum check amount is $250. There is no charge for this service, and you may write an unlimited number of checks,
                  provided the account minimum of $1,000 per Fund is maintained.
                  Check writing privileges apply to the Money Market and the
                  Short-Term Government Securities Funds ONLY.
--------------------------------------------------------------------------------
BY MONEY          If you have authorized the Preferred Money Express feature on
EXPRESS           your account application, you may redeem by electronic funds transfer. The maximum redemption amount is $50,000.
--------------------------------------------------------------------------------
BY WIRE           If you have authorized the Wire Transfer feature on your
                  account application, you may have your redemption proceeds wired to your bank on the next business day after the redemption is processed. The Preferred Group's bank charges a $10.00 fee for wire redemptions, minimum $100, subject to change without notice. Your bank may also charge you for receiving wires.

--------------------------------------------------------------------------------
The redemption of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays or, if permitted by the rules of the SEC, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the SEC for the protection of investors.

Redemption proceeds are normally paid in cash. However, if you redeem more than $250,000, or 1% of a Fund's net assets, in any 90-day period, the Fund may, at its discretion, pay the difference between the redemption amount and the lesser of those two figures with securities of the Fund. In the event that redemptions are made in securities rather than cash, such securities will be valued using the procedures described under "Determination of Net Asset Value and Pricing." Although The Preferred Group will normally send you payment for your shares the following business day after your request is received in proper form by the Transfer Agent, the transmission of your proceeds may be delayed for up to seven days after your request is received. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate or government check, or bank-fund transfers is generally subject to a 10-day delay to allow the check or transfer to clear. The clearing period does not apply to purchases made by wire, Systematic Savings Plan, or cashier's, treasurer's or certified checks. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent.

IMPORTANT INFORMATION ABOUT YOUR ACCOUNT ACCOUNT BALANCES.
The Preferred Group reserves the right to redeem shares in any account which drops below the minimum initial investment amount of $1,000 due to shareholder redemptions. You will be allowed 60 days to make an additional investment before the account is liquidated. The minimum does not apply to IRAs or other retirement accounts, Uniform Gifts/Transfers to Minors Act accounts, or Systematic Savings Accounts.

BROKER-DEALERS. If you purchase Preferred Group shares through a registered broker-dealer, a bank or other institution, those entities may charge a service fee.

DISTRIBUTION OPTIONS. You can select the distribution option that best suits your needs. See "Choosing a Distribution Option."

NON-U.S. BANK CHECKS. All deposit checks must be drawn on U.S. chartered banks. Checks drawn on foreign banks must be converted to U.S. dollars; in the case of smaller investments, the fee for conversion may be disproportionately high in relation to the value of the investment.

PURCHASES BY CHECK. Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a nonmember bank may take up to 10 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds. Third-party checks will not be accepted.

SHARE CERTIFICATES. When you open your account, you will receive a confirmation indicating your name and account number which will be evidence that you have opened a Preferred Group account. No share certificates will normally be issued.

SIGNATURE GUARANTEES. A signature guarantee verifies the authenticity of your signature and is sometimes required for our mutual protection. When a signature guarantee is required, you should have "Signature Guaranteed" stamped under your signature and guaranteed at a commercial bank (FDIC member), trust company, firm that is a member of a domestic stock exchange, foreign branches of any of the above and certain other financial institutions.

You will need a signature guarantee to: (1) authorize or change certain services after your account is opened; (2) transfer shares to another owner; (3) redeem over $50,000 by written request; (4) redeem or exchange shares when someone who is not a registered owner of the account will receive the proceeds;
(5) send proceeds to an address other than the account address; and (6) pay the proceeds to a corporation, partnership, trust or fiduciary.

TELEPHONE EXCHANGE AND REDEMPTION. The Preferred Group may accept telephone redemption or exchange instructions from any person with respect to accounts of shareholders who elect this service. The Preferred Group will employ reasonable procedures in order to verify that telephone requests for redemptions and exchanges are genuine, including, among others, requiring a form of personal identification prior to acting on telephone instructions, recording telephone instructions and sending written confirmations of the resulting transactions to shareholders. If the Preferred Group did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. The Preferred Group reserves the right to terminate or modify the telephone exchange or telephone redemption service at any time. Except as otherwise permitted by SEC regulations, The Preferred Group will give 60 days' advance written notice to shareholders of any termination or material modification of the telephone exchange or telephone redemption service. During times of severe disruption in the securities markets, the volume of calls may make it difficult to exchange or redeem by telephone, in which case a shareholder may wish to send a written request for exchange or redemption as described under "Exchanging and Redeeming Shares -- By Mail."

ADDITIONAL SHAREHOLDER SERVICES

CHECK-WRITING SERVICES (MONEY MARKET AND SHORT-TERM GOVERNMENT SECURITIES
FUNDS ONLY). The minimum check amount is $250. This service is FREE and you may write an unlimited number of checks. You must maintain a minimum $1,000 account balance after your withdrawal. (Remember that redeeming shares from the Short-Term Government Securities Fund will be treated as a capital gain or loss transaction for tax purposes.)

PREFERRED MONEY EXPRESS (ELECTRONIC FUNDS TRANSFER OPTION). This plan allows you to buy or sell shares by transferring money between your Fund account and your account at a bank, savings and loan association or a credit union that is a member of the ACH (Automated Clearing House) system. Preferred Money Express eliminates the expense of wiring funds and the delay of mailing a check. You will need to sign up for Preferred Money Express on your account application.

PREFERRED TELE-SERVICES LINE. You may reach The Preferred Group by calling Preferred Tele-Services at 1-800-662-GROW, 24 hours a day. Between the hours of 8:00 a.m. and 6:00 p.m. (Eastern time) you will reach an Investor Services Representative. If you are calling after 6:00 p.m. (Eastern Time) on a Touch-Tone phone, you will receive instructions on how you can (1) listen to price and yield information and (2) obtain your share balance and account value. If you are calling on a rotary dial phone during normal business hours, you will be connected with an Investor Services Representative. The Preferred Group will record telephone transactions to verify data concerning these transactions.

SYSTEMATIC SAVINGS PLAN. This option allows you to make monthly or quarterly investments automati cally by authorizing us to move $50 or more on the same day each month (or $150 per quarter) from your checking account to any Fund. You will be sent a confirmation statement for each transaction, and a debit will appear on your checking account statement. To change the amount of your systematic savings or to terminate this service, please call Investor Services or write to the address printed on your account statement. Be sure to include your account number.

SYSTEMATIC WITHDRAWAL PLAN. This plan automatically redeems enough shares each month or quarter to provide you with a check, wire or electronic funds transfer to your checking account for a minimum amount of $50 monthly or $150 quarterly. You must maintain a $1,000 minimum account balance after your withdrawal.

TAX-QUALIFIED RETIREMENT PLANS. Tax-deferred individual retirement plans are available. Please call Investor Services for details and the appropriate forms for:

      INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). Any wage earner between 18 and 701/2 years of age can contribute up to $2,000 per tax year. This $2,000 contribution limit is phased out if the wage earner (or the wage earner's spouse) actively participates in an employer-sponsored qualified retirement plan. For married individuals, the annual contribution limit is $2,000 for each spouse, but the couple's aggregate deductible contributions may not exceed the combined compensation of both spouses (reduced by any contributions made to other forms of IRAs -- such as "Roth IRAs").

      ROTH IRAS. Single wage earners with an adjusted gross income of less than $95,000 (and married wage earners who file jointly and have an aggregate adjusted gross income of less than $150,000) can make non-deductible contributions to Roth IRAs of up to $2,000 per year less amounts contributed on behalf of such individuals to other IRAs. The $2,000 contribution limit is phased out for wage earners with adjusted gross incomes that exceed the above amounts. Qualifying distributions from a Roth IRA are tax-free, provided the Roth IRA has been in existence for at least five years.

      EDUCATION IRAS. Additionally, individuals can make non-deductible contributions to Education IRAs of up to $500 per year. Distributions from an Education IRA will be tax-free provided that all contributions to the IRA are made before the beneficiary turns 18 years old and the distributions are used for qualified higher education expenses. The same adjusted gross income limitations that apply for Roth IRAs apply to contributors to Education IRAs, and the annual $500 contribution limit is imposed per beneficiary.

      ROLLOVER IRAS. When a participant of a tax-favored retirement plan receives an eligible rollover distribution of assets, the assets may be "directly transferred" or "directly rolled over" into an IRA. Eligible rollover distributions that are not "directly transferred"to an IRA or other tax-favored retirement plan are subject to tax withholding at a 20% rate. Rollovers can also occur from an existing IRA into a Preferred Group IRA.

      SEP-IRAS. Simplified Employee Pension Plans are arrangements under which employers may contribute directly to an employee's IRA.

In addition, The Preferred Group may be an appropriate investment for 403(b) Plans, 401(k) Plans and Keogh or corporate Profit-Sharing Plans.

DETERMINATION OF NET ASSET VALUE AND PRICING

NET ASSET VALUE PER SHARE (NAV), or share price, for each Fund is normally determined on each day the New York Stock Exchange is open as of the close of regular trading on the Exchange (generally 4:00 p.m. (Eastern time)). Fund share prices (other than the Money Market Fund) can be found daily in most major newspapers' mutual fund listings under the heading "Preferred Group."

PURCHASE SHARE PRICE. If your request is received on a regular business day before 4:00 p.m. (Eastern time) in good order, your shares will be priced at that day's net asset value. Requests received after 4:00 p.m. (Eastern time) will be priced at the next day's net asset value. Requests to purchase shares on other than a regular business day will be priced at the net asset value determined on the next succeeding regular business day. The Preferred Group reserves the right to accept or reject any order for the purchase of Fund shares.

REDEMPTION SHARE PRICE. If your redemption request is received prior to 4:00 p.m. (Eastern time) in good order on a regular business day, your shares will be priced at that day's net asset value. Redemption proceeds will normally be sent on the following business day. Redemption requests received after 4:00 p.m. (Eastern time) will be processed on the business day following receipt.

EXCHANGE SHARE PRICE. Exchanges are priced in the same manner as purchases and redemptions.

DETERMINATION OF NAV. Each Fund's share price is calculated by dividing the total value of each Fund's assets, minus liabilities, by the total number of shares outstanding. Portfolio securities, options and futures contracts for which market quotations are readily available are valued at market value. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The portfolio investments of the Money Market Fund are valued using the amortized cost method of valuation, in accordance with Rule 2a-7 under the Investment Company Act of 1940. All other securities and assets are valued at their fair value as determined in good faith following procedures approved by the Trustees.

GENERAL. Please note that The Preferred Group does not accept requests which specify a particular date for purchases or redemptions, or which specify any special conditions. We will notify you if your request cannot be accepted and provide additional instructions.

OTHER INFORMATION
The Trust may pay brokerage commissions to brokers that are affiliated with the advisor or subadvisors. Caterpillar Investment Trust 401(k) Plan may be deemed to "control" the Growth, Value, International, Small Cap, Asset Allocation, Short-Term Government Securities and Money Market Funds. Caterpillar Inc. Supplemental Unemployment Benefits Group Insurance Trust A and Caterpillar Group Insurance Trust B may be deemed to "control" the International, Small Cap, Asset Allocation, Fixed Income and Short-Term Government Securities Funds. The Preferred Stable Principal Collective Trust and American Banker's Insurance Co. may be deemed to "control" the Fixed Income and Short-Term Government Securities Funds, respectively. In each case the indicated entity owned of record more than 25% of the relevant Fund's outstanding securities as of September 30, 1997.

DISTRIBUTIONS

GENERAL. Dividends will be declared daily and paid monthly for the Fixed
Income, Short-Term Government Securities and Money Market Funds. Dividends will be declared and paid quarterly for the Asset Allocation Fund. The Growth, Value, International and Small Cap Funds will declare and pay dividends at least annually. Each Fund pays out as dividends substantially all of its net investment income (which comes from dividends and interest it receives from its investments) and net realized short-term capital gains. For these purposes and for federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from closing purchase and sale transactions with respect to such options, and net gains from futures transactions are treated as short-term capital gains. Each Fund distributes substantially all of its net realized capital gains, if any, at least annually after giving effect to any available capital loss carry-over. The Short-Term Government Fund currently has available capital loss carry-overs. Subject to applicable law, dividends and capital gains distributions may be declared more or less frequently in the discretion of the Trustees.

BUYING A DIVIDEND. On the record date for a distribution, the Fund's share value will be reduced by the amount of the distribution. If you purchase shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

CHOOSING A DISTRIBUTION OPTION

When you fill out your account application, you may select any one of the following distribution options. If you do not specify an option, all of your distributions will be reinvested in additional shares of the relevant Fund. If you choose to change your distribution election, you must notify Investor Services in writing. The address for Investor Services is The Preferred Group, P.O. Box 8320, Boston, MA 02266-8320.

REINVEST OPTION. All dividends and capital gain distributions are reinvested in additional shares. All distributions will be reinvested as of the record date for the distribution and will be paid on the payment date. CASH DIVIDEND OPTION. All dividends are paid in cash (by check). All capital gains distributions are reinvested in additional Fund shares as of the record date for the distribution and will be paid on the payment date.

ALL CASH OPTION. All dividends and capital gain distributions are paid in cash (by check).

In addition, an option to invest your cash dividends and/or capital gains distributions of a Preferred Group Fund in another Preferred Group Fund is available. Please call Investor Services (1-800-662-GROW) for more information. If it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to you, The Preferred Group will terminate your election to receive dividends and other distributions in cash, and will invest the undeliverable distributions in shares of the relevant Fund. Thereafter, your subsequent dividends and other distributions will be automati cally reinvested in additional shares of the relevant Fund until you notify The Preferred Group in writing of your correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


TAXES
Each Fund will be treated as a separate taxable entity for federal income tax purposes. Each Fund plans to distribute substantially all of its net investment income and net realized short-term capital gains, if any, to its shareholders. So long as it does so and otherwise satisfies the requirements for being taxed as a regulated investment company, the Fund itself will not be subject to federal income tax on the amounts distributed. Shareholders will receive an annual statement detailing federal tax information about dividends and distributions paid to shareholders during or with respect to the preceding calendar year.

Dividends and any short-term capital gains distributions (that is, distributions derived from net gains from securities held for not more than a year) of the Funds are taxable to the shareholder as ordinary income. Distributions designated as deriving from net gains on securities held for more than one year but not more that 18 months and from net gains on securities held for more than 18 months are taxable to shareholders as such, regardless of how long a shareholder may have owned shares in the Fund.

Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. A dividend paid to a shareholder by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November or December of the preceding year.

Dividends derived from interest on certain U.S. Government Securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government Securities (which may constitute a substantial portion of the Short-Term Government Securities Fund's assets) may not be so exempt.

Shareholders should consult their tax advisers as to the possible application of state and local income tax laws to a Fund's dividends and capital gains distributions.

The International Fund may make an election which allows shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns. As a result, the amounts of foreign income taxes paid by the International Fund would be treated as additional income to International Fund shareholders from non-U.S. sources and as foreign taxes paid by International Fund shareholders for purposes of the foreign tax credit. Only shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit. Investors should consult their tax advisers for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations.

Shareholders who are not U.S. citizens or which are foreign corporations may be subject to substantially different tax treatment on distributions.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes a 4% excise tax on the undistributed ordinary income of any Fund that fails to distribute prior to calendar year end virtually all of its ordinary income on a calendar year basis. Capital gain net income realized by each Fund in the one-year period ending October 31 and not distributed during the calendar year is also subject to the 4% excise tax, as is any retained amount from the prior year. It is each Fund's intention to make distributions sufficient to avoid this excise tax.

Current federal tax law requires the holder of a Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, so-called payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payments in cash on the security during the year. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have received in the absence of such transactions.

STATEMENTS AND REPORTS
You will receive a confirmation statement after every transaction that affects the share balance in any of your accounts.

By January 31 of each year, The Preferred Group will send you the following reports which may be utilized in completing your U.S. income tax return:

Form 1099 - DIV   Reports taxable distributions during the preceding calendar year.
Form 1099 - B     Reports redemption proceeds during the preceding calendar
                  year.
Form 1099 - R     Reports distributions from IRAs and 403(b) plans during the preceding calendar year.

Each year by the end of February, The Preferred Group will send you a semiannual report that includes unaudited financial statements for the six months ending the preceding December 31, as well as a list of portfolio holdings as of that date.

Each year by the end of August, The Preferred Group will send you an annual report that includes audited financial statements for the fiscal year ending the preceding June 30, as well as a list of portfolio holdings as of that date.

MANAGEMENT OF THE PREFERRED GROUP
GENERAL. The Preferred Group is managed by Caterpillar Investment Management Ltd. (the "Manager"), which provides investment advisory and portfolio management services for The Preferred Group. The Manager also provides executive and other personnel for management of The Preferred Group. Pursuant to The Preferred Group's Agreement and Declaration of Trust, the Trustees supervise the affairs of The Preferred Group as conducted by the Manager.

Prior to November 1, 1996, CIML was paid for its services as manager of the Fixed Income Fund at the annual rate of .65% of such Fund's average net assets. Effective November 1, 1996, CIML's fee with respect to the Fixed Income Fund was reduced to an annual rate equal to the lesser of (i) .50% of the average net assets of the Fixed Income Fund and (ii) the rate at which (A) the excess of (I) the fee paid by the Fixed Income Fund to CIML over (II) the fee paid by CIML to Morgan with respect to the Fixed Income Fund (see below) equals (B) the excess that would have existed under the advisory and subadvisory fee schedules in effect with respect to the Fixed Income Fund prior to November 1, 1996. For more information regarding the fees paid to CIML by the Fixed Income Fund, see the Statement of Additional Information.

The Preferred Group pays all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or The Preferred Group, interest charges, taxes, brokerage commissions, expenses of issuing or redeeming shares, fees and expenses of registering and qualifying The Preferred Group and shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and insurance premiums and professional association dues or assessments.

CIML is a Delaware corporation formed on December 18, 1991. Its principal place of business is 1200 First Financial Plaza, 411 Hamilton Boulevard, Peoria, Illinois 61602-1104. CIML is a wholly-owned subsidiary of Caterpillar Inc., an international manufacturer of machinery and engines and provider of financial products. In addition to managing the Funds, CIML serves as an investment adviser to the Caterpillar Investment Management Ltd. Tax Exempt Group Trust (the "Group Trust"). CIML has advised the Funds since inception and has experience managing portfolios of the Group Trust that are similar to certain of the Funds.

THE SUBADVISERS. In order to assist it in carrying out its responsibilities, CIML has retained various sub advisers to render advisory services to the Funds, under the supervision of CIML and The Preferred Group's Trustees. CIML pays the fees of each of the subadvisers. The fee paid to the subadvisers (other than with respect to the Money Market and the Short-Term Government Securities Funds) is based on the Fund assets managed or advised by such subadviser (the "Fund Assets") together with any other assets managed or advised by the subadviser relating to Caterpillar Inc. or any of its affiliates (other than the Money Market and the Short-Term Government Securities Funds). (The Fund Assets together with such other assets are collectively referred to as the "Combined Assets.") The subadvisory fee is calculated by applying the average quarterly net asset value, as of the last business day of each month in the calendar quarter, of the Combined Assets to the annual rates for each subadviser (other than with respect to the Money Market and the Short-Term Government Securities Funds), as set forth below. This amount is then adjusted based upon the ratio of Fund Assets to Combined Assets. The subadvisory fee paid to Morgan with respect to each of the Money Market and the Short-Term Government Securities Funds is based solely on the average net assets of the relevant Fund.

Oppenheimer is a Delaware general partnership formed on July 1, 1987. Its address is Oppenheimer Tower, World Financial Center, New York, New York 10281. Oppenheimer provides investment advice to individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, businesses and other organizations. For the fiscal year ended June 30, 1997, Oppenheimer was paid at an effective annual rate of 0.28% of the Value Fund's average net assets.

Oppenheimer is a registered investment adviser with approximately $60.9 billion in assets under management as of September 30, 1997. Oppenheimer Financial Corp. ("Opfin") holds a one-third managing general partner interest in Oppenheimer, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Opfin is the sole 1.0% general partner, owns the remaining two-thirds interest in Oppenheimer.

On July 22, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $125 billion in assets under management through various subsidiaries, entered into an Amended and Restated Merger Agreement with Oppenheimer Group, Inc. ("OGI") and its subsidiary Opfin pursuant to which PIMCO Advisors and its affiliate, Thompson Advisory Group, Inc. and its successor ("TAG"), will acquire Opfin's one-third managing general partner interest in Oppenheimer, and Opfin's 1.0% general partnership interest in Oppenheimer Capital, L.P. The proposed transaction is subject to certain conditions being satisfied prior to closing, including the consummation of the sale by OGI and Oppenheimer Equities, Inc. of all of the stock of Oppenheimer Holdings, Inc. and Oppenheimer &Co., Oppenheimer Capital's broker-dealer affiliate, to CIBC Wood Gundy Securities Corp. (the "CIBCSale"), consents from certain lenders, approvals from regulatory authorities, and consents of certain clients of Oppenheimer, including the Fund. Under the terms of the Amended and Restated Merger Agreement, the proposed transaction can take place only if the CIBC sale takes place first. It is currently contemplated that the proposed transaction will be concluded in November 1997.

If the proposed transaction is consummated, it will involve a change in control of Oppenheimer, which will constitute an assignment of, and result in the termination of, the subadvisory agreement between Oppenheimer and Caterpillar Investment Management Ltd. with respect to the Value Fund. The Trustees, including all of the Trustees who are not "interested persons" of the Value Fund, Oppenheimer or PIMCO Advisors, approved and determined to submit to shareholders for approval a new subadvisory agreement identical to the existing subadvisory agreement except as to dates, to take effect upon consummation of the proposed transaction. Holders of a majority of the outstanding voting securities of the Fund have executed a consent approving the new subadvisory agreement.

Jennison provides investment advice to mutual funds, institutional accounts and other entities. Its principal place of business is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly-owned subsidiary of The Prudential Insurance Company of America, a mutual insurance company and a registered investment adviser. For the fiscal year ended June 30, 1997, Jennison was paid at an effective annual rate of 0.25% of the Growth Fund's average net assets.

Mellon, a Delaware corporation, is located at 595 Market Street, Suite 3000,
San Francisco, California 94105. Mellon was founded in 1983 and presently manages over $64.9 billion in funds. Mellon is a wholly-owned, indirect subsidiary of Mellon Bank Corporation, Pittsburgh, Pennsylvania, a bank holding company which engages in the businesses of retail banking, wholesale banking and service products. Mellon serves as an investment adviser and manager for institutional clients. For the fiscal year ended June 30, 1997, Mellon was paid at an effective annual rate of 0.30% of the Asset Allocation Fund's average net assets.

PanAgora's principal place of business is 260 Franklin Street, Boston, Massachusetts 02110. Fifty percent of the outstanding voting stock of PanAgora is owned by each of Nippon Life Insurance Company, a mutual life insurance company, and Putnam Investments, Inc. ("Putnam"). Putnam is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. PanAgora currently provides asset allocations indexing and related investment advisory services to a variety of endowment funds, pension accounts, other institutions and investment companies, with total assets under management in excess of $14 billion. For the fiscal year ended June 30, 1997, PanAgora was paid at an effective annual rate of 0.15% of the Asset Allocation Fund's average net assets.

Mercator provides investment advice to mutual funds and other entities. Its principal place of business is 2400 East Commercial Blvd., Ft. Lauderdale, Florida 33308. Mercator Asset Management, L.P. is a Delaware general partnership owned by its executive officers and The Prudential Insurance, a 20% limited partner. For the fiscal year ended June 30, 1997, Mercator was paid at an effective annual rate of 0.55% of the International Fund's average net assets.

Morgan provides investment advice to mutual funds and other entities. Its principal place of business is 522 Fifth Avenue, New York, New York 10036. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, an international financial services corporation. Prior to November 1, 1996, CIML paid Morgan for its subadvisory services with respect to the Fixed Income Fund on the basis of the average net assets of that Fund only, rather than on Combined Assets. In addition, effective November 1, 1996, the subadvisory fee for the Fixed Income Fund was reduced. For more information regarding the fees paid to Morgan, see the Statement of Additional Information. For the fiscal year ended June 30, 1997, Morgan was paid at an effective annual rate of 0.18% of the Fixed Income Fund's average net assets. CIML pays Morgan for its subadvisory services with respect to the Money Market Fund a fee computed and paid quarterly at the annual rate of 0.15% of the average quarterly net assets, as of the last business day of each month in the calendar quarter, of the Money Market Fund. For the fiscal year ended June 30, 1997, Morgan was paid at an effective annual rate of 0.14% of the Money Market Fund's average net assets, reflecting a waiver of less than 0.01%. It is expected that, subject to shareholder approval, Morgan will assume primary responsibility for the day-to-day management of the Short-Term Government Securities Fund on or about November 3, 1997, for which Morgan will receive a subadvisory fee from CIML at the annual rate of 0.20%.

DESCRIPTION OF THE PREFERRED GROUP

The Preferred Group was established in 1991 as a business trust under Massachusetts law. The Preferred Group has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares which, in turn, may be subdivided into an unlimited number of classes of shares. The Preferred Group currently consists of eight series of shares, each series of which represents interests in a separate Fund. Each Fund is an open-end, diversified management investment company. The Funds' shares are not currently divided into classes. Matters submitted to shareholder vote must be approved by each Fund separately except that (i) when required by law, shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. Shares of a Fund are freely transferable, are entitled to dividends as declared by the Trustees and, in liquidation of such Fund or The Preferred Group, are entitled to receive the net assets of such Fund, but not of the other Funds. The Preferred Group does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of The Preferred Group's outstanding shares.

                                   APPENDIX A

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:
      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
      Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS:
      AAA-- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

RATINGS OF COMMERCIAL PAPER

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

      Moody's Investors Service, Inc. evaluates the salient features that affect a Commercial Paper issuer's financial and competitive position. Its appraisal includes, but is not limited to, the review of such factors as: quality of management, industry strengths and risks, vulnerability to business cycles, competitive position, liquidity measurements, debt structure, operating trends and access to capital markets. Differing degrees of weight are applied to these factors as deemed appropriate for individual situations. Commercial Paper issuers rated "Prime-1" are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers in the Commercial Paper market rated "Prime-2" are of high quality. Protection for short-term note holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or intermediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternate means of financing remain assured. Issuers rated Prime-1 and Prime-2 categories are judged to be investment grade.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS:
         Standard & Poor's describes its highest ("A") rating for commercial paper as follows, with numbers 1, 2 and 3 being used to denote relative strength within the "A" classification: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt rating should be "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB." The issuer should be well-established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.

         Additional information concerning securities in the lower rating categories is included in the Trust's Statement of Additional Information.

                                   APPENDIX B

                    OPTIONS AND FUTURES PORTFOLIO STRATEGIES

WRITING COVERED OPTIONS
Each of the Funds (other than the Short-Term Government Securities Funds and the Money Market Fund) may write covered call and covered put options on securities. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund. These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash, U.S. Government Securities or other high quality debt securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Funds may also write straddles (combinations of puts and calls on the same underlying security).

A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for a Fund to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is possible that the Funds, together with CIML and the various subadvisers and their other clients, might be considered to be such a group.

PURCHASING OPTIONS
Each Fund (except the Short-Term Government Securities Fund and the Money
Market Fund) may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

Each Fund (except the Short-Term Government Securities Fund and the Money Market
Fund) may purchase call options to hedge against an increase in the value of securities that the Fund wants to buy sometime in the future. The premium paid for the call option and any transaction costs will increase the cost of the securities acquired upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

OVER-THE-COUNTER OPTIONS
Each of the Funds (except the Short-Term Government Securities Fund and the Money Market Fund) may purchase and write either exchange-traded or over-the-counter options on securities. A Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
If CIML or the relevant subadviser, as the case may be, wants to hedge the Asset Allocation Fund's or the Fixed Income Fund's respective investments in debt securities against an increase in interest rates, it might sell futures contracts with respect to U.S. Government Securities. If interest rates rise and the value of the securities declines, the value of the futures contracts should increase. Likewise, if the Asset Allocation or Fixed Income Funds hold cash reserves and short-term investments and CIML or the relevant subadviser, as the case may be, expects interest rates to fall, the relevant Fund might purchase futures contracts. If, as expected, the market value both of long-term debt securities and futures contracts with respect thereto increased, the Fund would benefit from a rise in the value of long-term securities without actually buying them until the market had stabilized. The Growth, Value, International, Small Cap and Asset Allocation Funds may similarly buy or sell futures contracts on stock indices in anticipation of broad movements in equity market prices. The Asset Allocation Fund may also buy and sell futures contracts in order to reallocate its exposure to the equity or fixed income markets and for dividend accruals. The successful use of futures and related options depends on CIML's or the relevant subadviser's ability to forecast correctly movements in interest rates or equity markets generally.

The correlation between price movements of futures contracts and of the securities which are the subject of the hedge is usually imperfect. The correlation is higher between price movements of futures contracts and the underlying securities. The correlation is lower when futures are used to hedge securities other than the securities underlying such futures. For example, a Fund that invests in equity securities will generally not own all the securities included in a particular stock index, so the value of the Fund's holdings of equities may change to a different extent than does the value of a futures contract on that index.

Options on futures contracts may also be used for hedging. For example, if the value of the Fixed Income Fund's portfolio securities is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, to hedge against an anticipated increase in the price of long-term debt securities, the Asset Allocation or Fixed Income Funds may purchase call options or write put options as a substitute for the purchase of futures contracts. The Growth, Value, International, Small Cap and Asset Allocation Funds may engage in similar transactions in options on stock index futures contracts, and the Asset Allocation Fund may purchase and sell options on futures contracts in order to reallocate the Fund's exposure to the equity or fixed income markets.

When a Fund enters into a futures contract, it is required to deposit with the broker as "initial margin" an amount of cash or short-term U.S. Government Securities equal to approximately 5% of the contract amount. That amount is adjusted by payments to or from the broker ("variation margin") as the value of the contract changes. No Fund will purchase or sell futures contracts or related options for non-hedging purposes if as a result such Fund's initial margin deposits on existing futures contracts plus premiums paid for outstanding options on future contracts would be greater than 5% of the Fund's assets. Positions in long futures contracts may be closed out only by entering into a futures contract sale on the exchange where the futures are traded. The liquidity of the futures markets could be adversely affected by "daily price fluctuation limits" established by the exchange which limit the amount of fluctuations in the price of futures contracts during a single trading day. In such events, it may not be possible for the Fund to close out its futures contract positions and, in the event of adverse price movements, the Fund would continue to be exposed to the relevant market and be required to make daily variation margin payments.

         OFFICERS AND TRUSTEES
Gary M. Anna                   Trustee
William F. Bahl                Trustee
James F. Masterson             Trustee
F. Lynn McPheeters             Trustee
Dixie L. Mills                 Trustee
Ronald R. Rossmann             President
Carol K. Burns                 Vice President and Assistant Clerk
Fred L. Kaufman                Vice President and Treasurer
Richard P. Konrath             Clerk

                               INVESTMENT ADVISOR
                     Caterpillar Investment Management Ltd.
                           1200 First Financial Plaza
                             411 Hamilton Boulevard
                              Peoria, IL 61602-1104

                                   DISTRIBUTOR
                           Caterpillar Securities Inc.
                           1200 First Financial Plaza
                             411 Hamilton Boulevard
                              Peoria, IL 61602-1104

                                    CUSTODIAN
                          State Street Bank & Trust Co.
                                  P.O. Box 1713
                                Boston, MA 02101

                      TRANSFER AGENT AND INVESTOR SERVICES
                      Boston Financial Data Services, Inc.
                                The BFDS Building
                               Two Heritage Drive
                                Quincy, MA 02171

                                  LEGAL COUNSEL
                                  Ropes & Gray
                             One International Place
                              Boston, MA 02110-2624

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                               160 Federal Street
                                Boston, MA 02110